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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 2, 2002


                           LONG BEACH SECURITIES CORP.

            (as depositor under the Pooling and Servicing Agreement,
            dated as of August 1, 2002, providing for the issuance of
                           Asset-Backed Certificates,
                                 Series 2002-3)
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)
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     Delaware                          333-90550               33-0917586
----------------------------       -----------------     ---------------------
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
     of Incorporation)               File Number)        Identification Number)

       1100 Town & Country Road
                Suite 1600
         Orange, California                                     92868
----------------------------------------                 ----------------------
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (714) 541-5378

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


Item 2.  Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

          On August 2, 2002, a single series of certificates, entitled Long Beach Mortgage Loan Trust 2002-3, Asset-Backed Certificates, Series 2002-3 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of August 1, 2002 (the "Agreement"), attached hereto as Exhibit 4.1, among Long Beach Securities Corp. as depositor (the "Depositor"), Long Beach Mortgage Company as master servicer ("Long Beach"), the Federal National Mortgage Association ("Fannie Mae") as guarantor with respect to the Class I-A Certificates and the Class I-S1 Certificates (the "Fannie Mae Certificates"), Wachovia Bank, National Association, as trustee (the "Trustee"), and Deutsche Bank National Trust Company as trust administrator (the "Trust Administrator"). The Certificates consist of thirteen classes of certificates (collectively, the "Certificates"), designated as the "Class I-A Certificates", "Class II-A Certificates", "Class I-S1 Certificates", "Class II-S1 Certificates", "Class I-S2 Certificates", "Class II-S2 Certificates", "Class I-C Certificates", "Class II-C Certificates", "Class I-P Certificates", Class II-P Certificates", "Class R Certificates", "Class R-CX Certificates" and "Class R-PX Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of first lien and second lien, fully amortizing, adjustable-rate and fixed-rate residential mortgage loans (the "Mortgage Pool") having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate scheduled principal balance of $1,000,001,201.77 as of August 1, 2002 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated July 30, 2002, (the "Purchase Agreement") between Long Beach and the Depositor. On August 2, 2002 Fannie Mae exchanged Fannie Mae Guaranteed Grantor Trust Pass-Through Certificates, Fannie Mae Grantor Trust 2002-T13 (the "Guaranteed Certificates") with the Depositor for the Fannie Mae Certificates pursuant to the commitment letter dated July 3, 2002 among Fannie Mae, the Depositor, Long Beach and Greenwich Capital Markets, Inc. The Depositor, Long Beach, Greenwich Capital Markets, Inc. and Deutsche Bank Securities Inc. (together, Greenwich Capital Markets, Inc. and Deutsche Bank Securities Inc. are the "Co-Representatives"), as Co-Representatives of themselves, Banc of America Securities LLC, Credit Suisse First Boston, Morgan Stanley and UBS Warburg, LLC have entered into an Underwriting Agreement dated as of July 30, 2002 for the purchase of the Class II-A Certificates, Class II-S1 Certificates and the Guaranteed Certificates.

                  The Certificates have the following initial Certificate
Balances and Pass-Through Rates:


        ===========================================================================================

                                     Initial Certificate
                                     Principal Balance or
               Class                   Notional Amount                    Pass-Through Rate
        -------------------------------------------------------------------------------------------
                I-A                    $500,000,000.00                        Variable
        -------------------------------------------------------------------------------------------

               I-S1                    $119,300,000.00*                         5.25%
        -------------------------------------------------------------------------------------------

               I-S2                        Notional                             4.25%
        -------------------------------------------------------------------------------------------

               II-A                    $500,000,000.00                        Variable
        -------------------------------------------------------------------------------------------

               II-S1                   $130,500,000.00*                         4.25%
        -------------------------------------------------------------------------------------------

               II-S2                       Notional                             4.25%
        -------------------------------------------------------------------------------------------

                I-C                         ~$ 0                              Variable
        -------------------------------------------------------------------------------------------

               II-C                         ~$ 0                              Variable
        -------------------------------------------------------------------------------------------

                I-P                         $ 100                                N/A
        -------------------------------------------------------------------------------------------

               II-P                         $ 100                                N/A
        -------------------------------------------------------------------------------------------

                 R                           100%                                N/A
        -------------------------------------------------------------------------------------------

               R-CX                          100%                                N/A
        -------------------------------------------------------------------------------------------

               R-PX                          100%                                N/A
        ===========================================================================================

                  The Class II-A Certificates, the Class II-S1 Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated July 30, 2002, and the Prospectus Supplement, dated July 30, 2002, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class I-S2 Certificates, the Class II-S2 Certificates, the Class I-C Certificates, the Class II-C Certificates, the Class I-P Certificates, the Class II-P Certificates, the Class R Certificates, Class R-CX Certificates and the Class R-PX Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement. The Guaranteed Certificates and the Mortgage Loans are more particularly described in the Prospectus prepared by Fannie Mae dated July 3, 2002.

Item 7.           Financial Statements and Exhibits

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits

             Exhibit No.                Description
             ----------                 ----------------------------------------

                 4.1 Pooling and Servicing Agreement, dated as of August 1, 2002, by and among Long Beach Securities Corp. as Depositor, Long Beach Mortgage Company as Master Servicer, the Federal National Mortgage Association as Guarantor with respect to the Class I-A Certificates and the Class I-S1 Certificates, Wachovia Bank, National Association as Trustee and Deutsche Bank National Trust Company as Trust Administrator, relating to the Series 2002-3 Certificates.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   August 13, 2002

                                            LONG BEACH SECURITIES CORP.


                                            By:      /s/ Jeffery A Sorensen
                                                     ----------------------
                                            Name:    Jeffery A Sorensen
                                            Title:   Vice President

                                Index to Exhibits

                                                                                                    Sequentially
       Exhibit No.                                   Description                                   Numbered Page

           4.1             Pooling and Servicing Agreement, dated as of August 1, 2002,                  7
                           by and among Long Beach Securities Corp. as Depositor, Long
                           Beach Mortgage Company as Master Servicer, the Federal
                           National Mortgage Association as Guarantor with respect to the
                           Class I-A Certificates and the Class I-S1 Certificates,
                           Wachovia Bank, National Association as Trustee and Deutsche
                           Bank National Trust Company as Trust Administrator, relating to the Series 2002-3 Certificates.




                                   EXHIBIT 4.1


















                                       7